UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2009

TREX COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14649	54-1910453
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

160 Exeter Drive Winchester, Virginia	22603-8605
(Address of principal executive offices)	(Zip Code)

(540) 542-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 4, 2009, Trex Company, Inc. (the “Company”) and Branch Banking and Trust Company, BB&T Capital Markets, and TD Bank, N.A. (collectively, the “Lenders”) entered into a Credit Agreement (the “Credit Agreement”) under which the Lenders are providing the Company with one or more Revolving Loans in a collective maximum principal amount of $60,000,000 (the “Revolver Loans”); and one or more Reducing Revolver Loans in a collective maximum principal amount of $25,000,000, (the “Reducing Revolver Loans”). Included within the Revolver Loan limit are sublimits for a Letter of Credit Facility in an amount not to exceed $15,000,000 (the “Letter of Credit Facility”); and a Swing Advance Loan in the maximum amount of $5,000,000 (the “Swing Advance Loan”). The Revolver Loans, the Reducing Revolver Loans, the Letter of Credit Facility and the Swing Advance Loan are collectively referred to herein as the “Loans”. The Loans were obtained for the purpose of raising working capital and refinancing existing indebtedness of the Company. Together, the Loans provide the Company with an aggregate maximum of $85 million in available credit.

The Revolver Loans, Swing Advance Loan, and Letter of Credit Facility

The Revolver Loans, the Swing Advance Loan and the Letter of Credit Facility, provide the Company, in the aggregate, the ability to borrow a principal amount not to exceed $60,000,000 at any one time outstanding (the “Revolving Loan Limit”) provided, however, that the Company is not obligated to borrow and has not, as of the date hereof, borrowed an amount equal to the Revolving Loan Limit. Within the Revolving Loan Limit, the Company may borrow, repay, and reborrow, at any time or from time to time while the Revolving Loans are in effect.

Base Rate Advances (as defined in the Credit Agreement) under the Revolver Loans and the Swing Advance Loans accrue interest at the Base Rate plus the Applicable Margin (as defined in the Credit Agreement) and Euro-Dollar Advances for the Revolver Loans and Swing Advance Loans accrue interest at the Adjusted London InterBank Offered Rate plus the Applicable Margin (as defined in the Credit Agreement). Repayment of all then outstanding principal, interest, fees and costs is due on December 31, 2011, unless Borrower is not in default under the Credit Agreement and the Senior Subordinated Notes (as defined in the Credit Agreement) have been retired, refinanced or defeased on terms satisfactory to Branch Banking and Trust Company, in which case the termination date shall be extended to December 31, 2012.

The Reducing Revolver Loans

The Reducing Revolver Loans provide the Company the ability to borrow an aggregate principal amount not to exceed $25,000,000 provided, however, that the Company is not obligated to borrow and has not, as of the date hereof, borrowed $25,000,000 under the Reducing Revolver Loans. The Reducing Revolver Loans will be subject to an annual step down in the amount of $1,670,000 each. Within the $25,000,000 limit, the Company may borrow, repay, and reborrow, at any time or from time to time while the Reducing Revolving Loans are in effect.

Base Rate Advances (as defined in the Credit Agreement) under the Reducing Revolver Loans accrue interest under the same terms and conditions as the Revolver Loans and Swing Advance Loans.

Letter of Credit

The Letter of Credit Facility provides that upon application by the Company, Branch Banking and Trust Company shall issue to the Company’s credit one or more letters of credit in the aggregate amount of up to $15,000,000, or such lesser amount as may be required by law. The amount of Revolver Loans, Swing Advance Loans and the amount of any outstanding letters of credit under the Letter of Credit Facility may not at any time exceed $60,000,000 in the aggregate. The Company shall reimburse Branch Banking and Trust Company for all amounts payable, including interest, under a Letter of Credit at the earlier of (i) the date set forth in the application or (ii) on business day after the payment under such Letter of Credit by Branch Banking and Trust Company.

Amended and Restated Credit Line Deed of Trust

The Amended and Restated Credit Line Deed of Trust (the “Virginia Deed of Trust) grants the Lenders a security interest in the real property owned by the Company located in the County of Frederick, Virginia and the City of Winchester, Virginia (the “Winchester Property”). Under the Virginia Deed of Trust, the Company grants to the trustee named in the Virginia Deed of Trust certain collateral, all as more specifically described in the Virginia Deed of Trust, together with all reasonable costs and expenses incurred by Branch Banking and Trust Company as Collateral Agent for the Lenders in connection with the collection of such awards, payments and proceeds, including, without limitation, reasonable attorneys’ fees.

The Virginia Deed of Trust secures the Company’s obligations under the Credit Agreement and other Loan Documents (as defined in the Credit Agreement).

Deed of Trust

The Deed of Trust (the “Mississippi Deed of Trust) grants to the Lenders a security interest in the real property owned by the Company located in the County of De Soto, Mississippi (the “Mississippi Property”). Under the Mississippi Deed of Trust, the Company grants to the trustee named in the Mississippi Deed of Trust certain collateral, all as more specifically described in the Mississippi Deed of Trust, together with all reasonable costs and expenses incurred by Branch Banking and Trust Company as Collateral Agent for the Lenders in connection with the collection of such awards, payments and proceeds, including, without limitation, reasonable attorneys’ fees.

The Mississippi Deed of Trust secures the Company’s obligations under the Credit Agreement and other Loan Documents (as defined in the Credit Agreement).

Amended and Restated Security Agreement

Under the terms of the Amended and Restated Security Agreement, the Company, subject to certain permitted encumbrances, as collateral security for the above-stated loans and all other present and future indebtedness of the Company owing to the Lenders granted to Branch Banking and Trust Company, as Collateral Agent for the Lenders a continuing security interest in certain collateral, all as more specifically described in the Amended and Restated Security Agreement

The security interests granted to the Collateral Agent in the Amended and Restated Security Agreement for the ratable benefit of the Lenders secures: (a) the payment and performance of the Obligations (as defined in the Credit Agreement); and (b) certain reasonable costs and expenses as more specifically described therein

All capitalized terms used in this section but not otherwise defined herein or in the Credit Agreement shall have the meanings provided for by the UCC.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this report is incorporated by reference in this Item 1.02.

Effective as of November 4, 2009, that certain Credit Agreement with Branch Banking and Trust Company of Virginia dated as of June 19, 2002, as amended, is terminated.

No additional fees were due or owing as a result of the termination of the aforementioned agreement.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

4.1	Credit Agreement dated as of November 4, 2009 between Trex Company, Inc., as Borrower and Branch Banking and Trust Company as Administrative Agent and Letter of Credit Issuer, BB&T Capital Markets as Lead Arranger and the Lenders listed on the signature pages thereof. FILED HEREWITH

4.2	Revolver Note dated November 4, 2009 payable by Trex Company Inc. to Branch Banking and Trust Company in the amount of the lesser of $38,823,529.41 or the outstanding revolver advances made by Branch Banking and Trust Company. FILED HEREWITH

4.3	Revolver Note dated November 4, 2009 payable by Trex Company Inc. to TD Bank, N.A. in the amount of the lesser of $21,176,470.59 or the outstanding revolver advances made by TD Bank, N.A. FILED HEREWITH

4.4	Reducing Revolver Note dated November 4, 2009 payable by Trex Company Inc. to Branch Banking and Trust Company in the amount of the lesser of $16,176,470.59 or the outstanding reducing revolver advances made by Branch Banking and Trust Company. FILED HEREWITH

4.5	Reducing Revolver Note dated November 4, 2009 payable by Trex Company Inc. to TD Bank, N.A. in the amount of the lesser of $8,823,529.41 or the outstanding reducing revolver advances made by TD Bank, N.A. FILED HEREWITH

4.6	Swing Advance Note dated November 4, 2009 payable by Trex Company Inc. to Branch Banking and Trust Company in the amount of the lesser of $5,000,000 or the outstanding swing advances made by Branch Banking and Trust Company. FILED HEREWITH

4.7	Amended and Restated Security Agreement between Trex Company, Inc., as debtor, and Branch Banking and Trust Company as Collateral Agent for the Lenders, dated as of November 4, 2009. FILED HEREWITH

4.8	Amended and Restated Credit Line Deed of Trust, dated November 4, 2009, by and among Trex Company, Inc. as grantor, BB&T-VA Collateral Service Corporation, as trustee, and Branch Banking and Trust Company, as Collateral Agent for the Lenders, as Beneficiary relating to real property partially located in the County of Frederick, Virginia and partially located in the City of Winchester, Virginia. FILED HEREWITH

4.9	Deed of Trust, dated November 4, 2009, by and among Trex Company, Inc. as grantor, Eric L. Sappenfield, as trustee, and Branch Banking and Trust Company, as Collateral Agent for the Lenders, as Beneficiary relating to real property located in the County of De Soto, Mississippi. FILED HEREWITH

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

By:	/S/ RONALD W. KAPLAN
Name:	Ronald W. Kaplan
Title:	President and Chief Executive Officer

Dated: November 6, 2009

EXHIBIT INDEX

TREX COMPANY, INC.

Current report on Form 8-K

Exhibit No.	Description

4.1	Credit Agreement dated as of November 4, 2009 between Trex Company, Inc., as Borrower and Branch Banking and Trust Company as Administrative Agent and Letter of Credit Issuer, BB&T Capital Markets as Lead Arranger and the Lenders listed on the signature pages thereof. FILED HEREWITH

4.2	Revolver Note dated November 4, 2009 payable by Trex Company Inc. to Branch Banking and Trust Company in the amount of $38,823,529.41. FILED HEREWITH

4.3	Revolver Note dated November 4, 2009 payable by Trex Company Inc. to TD Bank, N.A. in the amount of $21,176,470.59. FILED HEREWITH

4.4	Reducing Revolver Note dated November 4, 2009 payable by Trex Company Inc. to Branch Banking and Trust Company in the amount of $16,176,470.59. FILED HEREWITH

4.5	Reducing Revolver Note dated November 4, 2009 payable by Trex Company Inc. to TD Bank, N.A. in the amount of $8,823,529.41. FILED HEREWITH

4.6	Swing Advancer Note dated November 4, 2009 payable by Trex Company Inc. to Branch Banking and Trust Company in the amount of $5,000,000. FILED HEREWITH

4.7	Amended and Restated Security Agreement between Trex Company, Inc., as debtor, and Branch Banking and Trust Company as Collateral Agent for the Lenders, dated as of November 4, 2009. FILED HEREWITH

4.8	Amended and Restated Credit Line Deed of Trust, dated November 4, 2009, by and among Trex Company, Inc. as grantor, BB&T-VA Collateral Service Corporation, as trustee, and Branch Banking and Trust Company, as Collateral Agent for the Lenders, as Beneficiary relating to real property partially located in the County of Frederick, Virginia and partially located in the City of Winchester, Virginia. FILED HEREWITH

4.9	Deed of Trust, dated November 4, 2009, by and among Trex Company, Inc. as grantor, Eric L. Sappenfield, as trustee, and Branch Banking and Trust Company, as Collateral Agent for the Lenders, as Beneficiary relating to real property located in the County of De Soto, Mississippi. FILED HEREWITH